UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities exchange act of 1934

Date of Report (Date of earliest event reported):  October 16, 2009

CENVEO, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	1-12551	84-1250533
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Canterbury Green, 201 Broad Street, Stamford, CT	06901
(Address of Principal Executive Offices)	(Zip Code)

    Registrant's telephone number, including area code:  (203) 595−3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 1.01.     Entry into Material Definitive Agreement.

In connection with the acquisition of Nashua Corporation and its subsidiaries (the “Acquisition”), Cenveo Corporation, a wholly-owned subsidiary of Cenveo, Inc., the Registrant, entered into a supplemental indenture, dated as of October 15, 2009, among Cenveo Corporation, the guarantors named therein and U.S. Bank National Association, as trustee, to the indenture dated as of February 4, 2004, pursuant to which the $320,000,000 aggregate principal amount of the 7⅞% Senior Subordinated Notes due 2013 of Cenveo Corporation were issued.

In connection with the Acquisition, Cenveo Corporation also entered into a supplemental indenture, dated as of October 15, 2009, to the indenture dated as of June 15, 2004, among Cenveo Corporation (as successor to Cadmus Communications Corporation), the guarantors named therein and U.S. Bank National Association (as successor trustee to Wachovia Bank, National Association), as trustee, pursuant to which the $125,000,000 aggregate principal amount of the 8⅜% Senior Subordinated Notes due 2014 of Cadmus Communications Corporation were issued.

Also, in connection with the Acquisition, Cenveo Corporation entered into a supplemental indenture, dated as of October 15, 2009, to the indenture dated as of June 13, 2008, among Cenveo Corporation, the guarantors named therein and U.S. Bank National Association, as trustee, pursuant to which the $175,000,000 aggregate principal amount of the 10½% Senior Notes due 2016 of Cenveo Corporation were issued.

Each supplemental indenture provides for, among other things, the addition of Nashua Corporation and its subsidiaries as guarantors of the notes issued under the related indenture.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number        Description
4.1
Eighth Supplemental Indenture, dated as of October 15, 2009, among Cenveo Corporation (f/k/a Mail-Well I Corporation), the Guarantors named therein and U.S. Bank National Association, as Trustee, to the Indenture dated as of February 4, 2004, relating to the 7⅞% Senior Subordinated Notes due 2013.

4.2
Ninth Supplemental Indenture, dated as of October 15, 2009, to the Indenture dated as of June 15, 2004, among Cenveo Corporation (as successor to Cadmus Communications Corporation), the Guarantors named therein and U.S. Bank National Association (as successor trustee to Wachovia Bank, National Association), as Trustee, relating to the 8⅜% Senior Subordinated Notes due 2014.

4.3
Second Supplemental Indenture, dated as of October  15, 2009, to the Indenture dated as of June 13, 2008, among Cenveo Corporation, the Guarantors named therein and U.S. Bank National Association, as Trustee, relating to the 10½% Senior Notes of Cenveo Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 16, 2009

CENVEO, INC.

By:	/s/ Kenneth P. Viret
	Name:	Kenneth P. Viret
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number        Description

4.1
Eighth Supplemental Indenture, dated as of October 15, 2009, among Cenveo Corporation (f/k/a Mail-Well I Corporation), the Guarantors named therein and U.S. Bank National Association, as Trustee, to the Indenture dated as of February 4, 2004, relating to the 7⅞% Senior Subordinated Notes due 2013.

4.2
Ninth Supplemental Indenture, dated as of October 15, 2009, to the Indenture dated as of June 15, 2004, among Cenveo Corporation (as successor to Cadmus Communications Corporation), the Guarantors named therein and U.S. Bank National Association (as successor trustee to Wachovia Bank, National Association), as Trustee, relating to the 8⅜% Senior Subordinated Notes due 2014.

4.3
Second Supplemental Indenture, dated as of October  15, 2009, to the Indenture dated as of June 13, 2008 among Cenveo Corporation, the Guarantors named therein and U.S. Bank National Association, as Trustee, relating to the 10½% Senior Notes of Cenveo Corporation.